UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

August 8, 2014

As originally filed February 18, 2014

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

☒   Filed by the registrant

       Filed by a party other than the registrant

Check the appropriate box:

     Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒  Definitive Information Statement

Primco Management, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

Primco Management, Inc.

2211 Elliott Ave., Suite 200

Seattle, WA 98121

Dear Stockholders:

On February 13, 2014, the board of directors of Primco Management, Inc. adopted a resolution approving an amendment to our Articles of Incorporation increasing the authorized common shares from 5,000,000,000 common shares, par value $0.00001 to 9,000,000,000 common shares, par value $0.00001.

Primco obtained the written consent of stockholders representing 60.29% of the voting power of Primco’s outstanding stock as of February 13, 2014 approving an amendment to Primco’s Articles of Incorporation to affect the above-mentioned corporate action.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be effective and the required state filings effectuating the corporate action will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Primco’s stockholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about August 15, 2014 to all of Primco’s stockholders of record as of the close of business on July 21, 2014.

By Order of the Board of Directors.

/s/David Michery

Name:  David Michery

Title:    Chief Executive Officer

INFORMATION STATEMENT

August 8, 2014

Primco Management, Inc.

2211 Elliott Ave., Suite 200

Seattle, WA 98121

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the board of directors of Primco Management, Inc., a Delaware corporation, to the holders of record at the close of business on July 21, 2014 of Primco’s outstanding common stock, par value $0.00001 per common share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 228(e) of the Delaware General Corporation Law.

The cost of furnishing this Information Statement will be borne by Primco.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on February 13, 2014.  The Primco board of directors adopted a resolution approving an amendment to our Articles of Incorporation increasing the authorized common shares from 5,000,000,000 common shares, par value $0.00001 to 9,000,000,000 common shares, par value $0.00001.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the above corporate action have been obtained.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of this corporate action.  Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective and an Amendment to our Articles of Incorporation effectuating the corporate action will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Primco’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about August 15, 2014.

NO DISSENTERS’ RIGHTS

Pursuant to the DGCL, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their common shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF PRIMCO MANAGEMENT, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JULY 16, 2014

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on February 13, 2014, Primco obtained the unanimous written consent of its board of directors and the written consent of stockholders holding 7,000,000 preferred shares of Primco or 60.29% of the voting power of the issued and outstanding shares approving an increase of the authorized common shares from 5,000,000,000, par value $0.00001 to 9,000,000,000 , par value $0.00001.

OUTSTANDING SHARES AND VOTING RIGHTS

As of July 21, 2014 (the “Record Date”), Primco’s authorized capitalization consisted of 5,000,000,000 common shares, of which 4,835,821,341 common shares were issued and outstanding, and 10,000,000 preferred shares, of which 7,000,000 are issued and outstanding.

Each share of common stock of Primco entitles its holder to one vote on each matter submitted to Primco’s stockholders, and each share of preferred stock of Primco entitles its holder to 1,000 votes on each matter submitted to Primco’s stockholders.  However, because the majority stockholder has consented to the foregoing action by resolution dated February 13, 2014, in lieu of a special meeting in accordance with Section 228(e) of the DGCL and because the majority stockholder has sufficient voting power to approve such action through his ownership of preferred stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO PRIMCO’S

ARTICLES OF INCORPORATION

The board of directors and majority stockholders have approved an amendment to our Articles of Incorporation to increase our authorized common stock.

We intend to file an Amendment to our Articles of Incorporation with the Secretary of State for the State of Delaware effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information

Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about September 4, 2014.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to investors who agree to provide Primco with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our board of directors may determine is in the best interest of Primco and our stockholder to issue shares of common stock.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Primco.  While it is possible that management could use the additional common shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the corporate action will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  Primco anticipates that this Information Statement will be mailed to our stockholders as of the record date on or about August 15, 2014.  Therefore, Primco anticipates that the corporate action discussed above will be effective, and the Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Delaware, on or about September 4, 2014.

Primco has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Primco’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 8, 2014, the number and percentage of outstanding shares of the registrant’s common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address	Number and Class of Shares	Precentage of Class Owned (1)	Percentage of Outstanding Voting Shares
David Michery	135,880,000 common	2.73%	1.13%
1875 Century Park East	7,000,000 preferred	100.00%	58.44%
6th Floor, Suite 73
Century City, CA 90067

Steven John Corso	0 common	0%	0%
1875 Century Park East
6th Floor, Suite 73
Century City, CA 90067

Directors/ Officers as a group:	135,880,000 common	2.73%	1.13%
Two (2) persons	7,000,000 preferred	100.00%	58.44%

(1) Based on 4,979,119,725 issued and outstanding common shares and 7,000,000 issued and outstanding preferred shares as of August 8, 2014.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of August 8, 2014, there were 4,979,119,725 common shares issued and outstanding and 7,000,000 preferred shares outstanding.  Each holder of common stock is entitled to one vote per share.  Each holder of preferred stock is entitled to 1,000 votes per share.

Stockholders holding in the aggregate 135,880,000 common shares of Primco and 7,000,000 preferred shares, or 60.29% of the voting power of our outstanding shares of common stock, have approved the corporate action discussed herein by written consent dated February 18, 2014.

VOTING PROCEDURES

Pursuant to the Delaware Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock and preferred stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares.

DISSENTER'S RIGHT OF APPRAISAL

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate action discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Primco is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Primco can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at

prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Primco Management, Inc. at 2211 Elliott Ave., Suite 200, Seattle, WA 98121.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Primco Management, Inc. at 2211 Elliott Ave., Suite 200, Seattle, WA 98121 or can order a copy over the phone by calling our office at (206) 455-2940.

On behalf of the Board of Directors,

August 8, 2014

/s/David Michery

David Michery

Chief Executive Officer

Director